Exhibit
10.8

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
J	1 | 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
01	08-Feb-2013	1300267683	

6. ISSUED BY CODE	N00164	7. ADMINISTERED BY (If other than item 6) CODE	S1109A
NAVAL SURFACE WARFARE CENTER CRANE DIV C. ROGERS (812-854-5307) BLDG 3422 300 HWY 361 CRANE IN 47522-5001		DCMA ST. PETERSBURG 830 CENTRAL AVENUE SUITE 500 ST. PETERSBURG FL 33701-2455	

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SE SWISHER RD
MAYO FL 32066-6407

CODE 4DHW8 FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. N00164-12-D-JS87-0001
X	10B. DATED (SEE ITEM 13) 16-May-2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a)(3)
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: rogerscl13916

The purpose of this modification is to incorprate an extension to the delivery schedule for CLIN 0001 due to vendor caused delays. In addition, CLIN's 0007,0008, and 0009 shall be added for consideration, which the vendor shall provide at no cost to the Government:

CLIN 0007 500 ea. MK 80-2 Flare Cups
CLIN 0008 3000ea.MK 80-2 Bandoleers
CLIN 0009 200 ea. MK 80-2Signals

Due to the inert nature of CLINs 0007 and 0008, shipping shall be IAW commercial packaging. Due to consideration from the contractor, the inspection lot size quantity shall be increased to a maximum of 11,000 to 11,200. See Lot Testing Note on page 4 of 6 in Delvery Order 0001.
All other terms and conditions remain unchange.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
	CYNTHIA M. MARTIN / CONTRACT SPECIALIST TEL: 812-854-2792 EMAIL: cynthia.martin4@navy.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		BY Cynthia M. Martin (Signature of Contracting Officer)	11-Feb-2013

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

The following items are applicable to this modification:
SUMMARY OF CHANGES (REVISED)
SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0007 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0007	MK 80 Hand Fired Signal Vendor shall provide as consideration for delivery extension. In Accordance with Section C (Automated data Lists, Specifications and technical Drawings) and the List of Attachments in Section J of the basic contract.	200	Each	$0.00	$0.00 NC

FOB: Destination
FFP

CLIN 0008 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0008	Flare Cups	500	Each	UNDEFINED	$0.00 NC

FOB: Destination
FFP

CLIN 0009 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0009	Bandoleers	3,000	Each	UNDEFINED	$0.00 NC

FOB: Destination
FFP

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0007:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 0008:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 0009:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
13-NOV-2012	85	NAVAL SURFACE WARFARE CENTER CRANE DIV JOE HUTCHINS BLDG 2390 CODE JXRQ 300 HIGHWAY 361 CRANE IN 812-854-5538 FOB: Destination	N00164

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-APR-2013	85	NAVAL SURFACE WARFARE CENTER CRANE DIV JOE HUTCHINS BLDG 2390 CODE JXRQ 300 HIGHWAY 361 CRANE IN 812-854-5538 FOB: Destination	N00164

The following Delivery Schedule item has been added to CLIN 0007:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
26-JUL-2013	200	NAVAL SURFACE WARFARE CENTER CRANE DIV KORY BOYD BLDG 2390 CODE JXMPL ACCT: 5, C/C:A P/C:Q, LAC:DQ 300 HIGHWAY 361 CRANE IN 47522-5001 812-854-2984 FOB: Destination	N00164

The following Delivery Schedule item has been added to CLIN 0008:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
26-JUL-2013	500	NAVAL SURFACE WARFARE CENTER CRANE DIV KORY BOYD BLDG 41 N CODE JXRT 300 HWY 361 CRANE IN 47522-5001 812-854-2984 FOB: Destination	N00164

The following Delivery Schedule item has been added to CLIN 0009:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
26-JUL-2013	3,000	NAVAL SURFACE WARFARE CENTER CRANE DIV KORY BOYD BLDG 41 NC, CODE JXSS 300 HWY 361 CRANE IN 47522 812-854-2984 FOB: Destination	N00164

(End of Summary of Changes)

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING DO-A6	PAGE OF PAGES 1 | 35

2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
N00164-12-D-JS87	15 May 2012	

5. ISSUED BY CODE N00164	6. ADMINISTERED BY (If other than Item 5) CODE S1109A
NAVAL SURFACE WARFARE CENTER CRANE DIV K. SWINDELL (812-854-8733) BLDG 64 CODE CXMP-XK 300 HIGHWAY 361 CRANE IN 47522-5001	DCMA ST. PETERSBURG 830 CENTRAL AVENUE SUITE 500 ST. PETERSBURG FL 33701-2455 SCD: B

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)	8. DELIVERY
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC 125 SOUTH EAST SWISHER RD MAYO FL 32066-6407	[ ] FOB ORIGIN [X] OTHER (See below)
	9. DISCOUNT FOR PROMPT PAYMENT
	10. SUBMIT INVOICES 1 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: — ITEM: Section G
CODE 4DHW8 FACILITY CODE	

11. SHIP TO/MARK FOR CODE	12. PAYMENT WILL BE MADE BY CODE HQ0338
See Schedule	DFAS COLUMBUS CENTER,SOUTH ENTITLEMENT O P.O. BOX 182264 COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )	

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	**$9,835,450.15**

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00164-11-R-JS87-0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER
John E. Gwynn - President - BTOS	TEL: EMAIL:

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY [signature] (Signature of person authorized to sign) Pres BTOS	05/16/2012	BY ______ (Signature of Contracting Officer)	

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV. 4/2008)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING: DO-A6
PAGE OF PAGES	1 / 35
2. CONTRACT (Proc. Inst. Ident.) NO.	N00164-12-D-JS87
3. EFFECTIVE DATE	15 May 2012
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.	

5. ISSUED BY CODE N00164

NAVAL SURFACE WARFARE CENTER CRANE DIV
K. SWINDELL (812-854-8733)
BLDG 64 CODE CXMP-XK
300 HIGHWAY 361
CRANE IN 47522-5001

6. ADMINISTERED BY (If other than Item 5) CODE S1109A

DCMA ST. PETERSBURG
830 CENTRAL AVENUE
SUITE 500
ST. PETERSBURG FL 33701-2455

SCD: B

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO FL 32066-6407

CODE 4DHW8 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: 1 ITEM Section G

11. SHIP TO/MARK FOR CODE

See Schedule

12. PAYMENT WILL BE MADE BY CODE HQ0338

DFAS COLUMBUS CENTER, SOUTH ENTITLEMENT O
P.O. BOX 182264
COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	$9,835,450.15

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00164-11-R-JS87-0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME OF CONTRACTING OFFICER
MICHELLE R. HUFFMON / CONTRACT SPECIALIST
TEL: 812-854-3735 EMAIL: michelle.huffmon@navy.mil

19B. NAME OF CONTRACTOR
BY ______________________
(Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY Michelle Huffmon
(Signature of Contracting Officer)

20C. DATE SIGNED 16-May-2012

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0001	First Article MK 80 Hand Fired Signal In Accordance with Section C (Automated Data Lists, Specifications and Technical Drawings) and the List of Attachments in Section J. In addition to the 85 MK 80 units, First Article requirements also include 35 Flare Cup Assemblies	85	Each	$170.59	$14,500.15

FOB: Destination
FFP

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0002	MK 80 Hand Fired Signal In Accordance with Section C (Automated data Lists, Specifications and technical Drawings) and the List of Attachments in Section J (See Pricing Matrix for CLIN 0002 at the end of Contract Section B).	UNDEFINED		UNDEFINED	$0.00

FOB: Destination
FFP

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0003	MK 79 Signal Kit - Illumination In Accordance with Section C (Automated Data Lists, Specifications and Technica Drawings) and the List of Attachments in Section J. (See the Pricing Matrix for CLIN 0003 at the End of Section B). FOB: Destination FFP	UNDEFI NED		UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0004	MK 80 Improved Hand Fired Signal In Accordance with Section C (Automated data Lists, Specifications and technical Drawings) and the List of Attachments in Section J FOB: Destination FFP	UNDEFI NED	Each	UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0005	MK 79 Improved Signal Kit - Illumination In Accordance with Section C (Automated Data Lists, Specifications and Technica Drawings) and the List of Attachments in Section J. FOB: Destination FFP	UNDEFI NED	Each	UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0006	Data/Tech Requirements for CLINs 0001-0005 in accordance with (IAW) CDRLs A0001-A0007 and applicable DIDs. The Government shall have unlimited data rights to all data generated IAW DFARS 252.227-7013 unless an assertion is provided and accepted by the Government with the offer IAW DFARS 252.227-7017. All data/tech data generated under this procurement has been paid for, in full, by the Government. FOB: Destination FFP		Lot		NSP

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0007	Contract Ceiling This CLIN is used only to populate CLIN 0002 and CLIN 0003 contract ceiling amount, no orders will be placed against this CLIN FOB: Destination FFP	1	Each	$9,820,950.00	$9,820,950.00 NTE

SECTION B NOTES

1. Section K of the Solicitation/Annual Reps and Certs will be incorporated by reference and made a material part of the resultant contract IAW FAR 15.406-1(b).

2. The technical data package contains information that is export controlled. Only those companies that have completed DD Form 2345 and are certified under the Joint Certification Program (JCP) in an active status are authorized to receive the package. Additional information is available at http://www.dlis.dla.mil/jcp/.

CONTRACT MINIMUM/MAXIMUM QUANTITY AND CONTRACT VALUE

The minimum quantity and contract value for all orders issued against this contract shall not be less than the minimum quantity and contract value stated in the following table. The maximum quantity and contract value for all orders issued against this contract shall not exceed the maximum quantity and contract value stated in the following tables.

MK 80

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
11,000.00		490,000.00	

MK 79

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0.00		70,000.00	

CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE

The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table.

CLIN	MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0001	85	$	85	$
0002	3201	$	100,000	$
0003	450	$	15,000	$
0004	N/A- Unpriced Line Item	$	N/A- Unpriced Line Item	$
0005	N/A- Unpriced Line Item	$	N/A- Unpriced Line Item	$

CLAUSES INCORPORATED BY FULL TEXT

CNIN-B-0002 FIRST ARTICLES –ADDITIONAL INFORMATION

The first article units, if required, may not be delivered as part of the contract quantity. (see FAR clause 52.209-4)

CNIN-B-0005 ORDERING -- ADDITIONAL INFORMATION

The agency authorized to place Delivery Orders against this contract is: Crane Division, Naval Surface Warfare Center (NAVSURFWARCENDIV Crane), and Crane, IN 47522-5001.

Delivery Orders shall be placed against this contract using a DD 1155 or SF 1449 format. Delivery Orders placed under this contract shall be placed no later than 5 years after the effective date of the contract.

Delivery Orders placed against this contract shall be issued via mail, an electronic commerce method (i.e. email) or by facsimile.

CNIN-B-0008 Data Rights
The Government shall have unlimited data rights to all data generated in accordance with DFARS 252.227-7013 unless an assertion is provided and accepted by the Government with the offer IAW DFARS 252.227-7017.

NOTICE:

HANDLING OF PROPOSAL DATA & CORRESPONDENCE BY CONTRACTOR SUPPORT PERSONNEL

You are hereby notified that contractor support personnel within the NSWC Crane Acquisition and Extended Enterprise Department may be handling your Bid and Proposal or Quote data as well as other correspondence and documentation concerning this action. Non-disclosure statements have been executed by all contractor support personnel participating in the process and are maintained by the NSWC Crane Acquisition and Extended Enterprise Department.

HQ B-2-0004 EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

HQ B-2-0022 CONTRACT SUMMARY FOR PAYMENT OFFICE (FIXED PRICE) (FEB 1997)

This entire contract is fixed price.

CLIN 0002 PRICING MATRIX

Unit Quantity	Year 1	Year 2	Year 3	Year 4	Year 5
3,201-10,000	$37.67	$9.50	$9.56	$9.89	$10.23
10,001-25,000	$34.89	$9.08	$9.39	$9.71	$10.04
25,001-50,000	$20.27	$7.31	$7.56	$7.81	$8.08
50,001-75,000	$12.81	$7.11	$7.36	$7.60	$7.86
75,001-100,000	$10.71	$6.89	$7.12	$7.37	$7.62

Contract Years – The anniverseries for the contract years coincide with the contract's effective date and consist of 365 days per year, with the exception of leap years, which consist of 366 days per year.

CLIN 0003 PRICING MATRIX

Unit Quantity	Year 1	Year 2	Year 3	Year 4	Year 5
450-5000	$95.19	$81.36	$84.96	$87.19	$90.27
5,001-7,500	$72.02	$68.82	$71.23	$73.73	$76.32
7,501-10,000	$65.21	$63.19	$65.40	$67.68	$70.05
10,001-15,000	$58.73	$57.91	$59.93	$62.03	$64.20

Contract Years – The anniverseries for the contract years coincide with the contract's effective date and consist of 365 days per year, with the exception of leap years, which consist of 366 days per year.

Section C - Descriptions and Specifications

DETAIL SPECIFICATIONS

The following Automated Data Lists are considered an integral part of Section C; they are included as attachments and also listed in Section J.

Description	Pages	Date
ADL 53711-6136000H, Signal, Hand Fired (Red), MK 80 MOD 2. In addition to ADL also includes associated drawings, specs and the other documents listed in the ADL.	9	18 FEB 2011
ADL 53711-6136004H, Signal Kit, Illumination, (Red), MK 79 MOD 2. In addition to ADL also includes associated drawings, specs and the other documents listed in the ADL.	5	18 FEB 2011
ADL 10001-2112951L, Projector, Signal, Surface, MK 31 MOD 0. In addition, to ADL also includes associated drawings, specs and the other documents listed in the ADL.	6	18 FEB 2011

CLAUSES INCORPORATED BY FULL TEXT

HQ-C-1-0001 DATA REQUIREMENTS NAVSEA

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibits, attached hereto.

HQ-C-2-0008 ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS (NAVSEA) (MAY 1993)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.

HQ-C-2-0023 EXCLUSION OF MERCURY (NAVSEA) (JAN 2008)

Mercury or mercury containing compounds shall not be intentionally added or come in direct contact with hardware or supplies furnished under this contract.

HQ-C-2-0027 FIRST ARTICLE (GOVERNMENT TESTING) (NAVSEA) (SEP 1990)

(a) For the purpose of this contract, the "First Article" is synonymous with the terms "preproduction model(s)" and "preproduction equipment".

(b) The production equipment shall be manufactured with tools, material and methods which are the same as, or representative of the tools, material and methods which were used to manufacture the First Article. The First Article shall not be delivered for first article approval tests as provided for the clause of this contract entitled "FIRST ARTICLE APPROVAL--GOVERNMENT TESTING" (FAR 52.209-4) until after the Contractor has fully tested it, at its expense, to determine compliance with said requirements and it has been preliminarily accepted by the Contract Administration Office. The Contractor shall make a record of all data obtained during such tests in such form as is consonant with good engineering practice and furnish five (5) copies thereof. The cover sheet of each copy of this record shall be marked with this contract number and the item identification. One (1) copy shall be furnished to the Contract Administration Office at the time of inspection for preliminary acceptance, one (1) copy shall accompany the First Article on delivery thereof, and three (3) copies shall be furnished to the Naval Sea Systems Command at the time of First Article delivery.

(c) Pursuant to paragraph (e) of the clause entitled "FIRST ARTICLE APPROVAL--GOVERNMENT TESTING", the First Article shall not be delivered as part of the production quantity.*

HQ-C-2-0038 PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/overdimensional materials.

HQ-C-2-0051 SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)

(a) Definitions.

(i) A "zero-tier reference" is a specification, standard, or drawing that is cited in the contract (including its attachments).

(ii) A "first-tier reference" is either: (1) a specification, standard, or drawing cited in a zero-tier reference, or (2) a specification cited in a first-tier drawing.

(b) Requirements.

All zero-tier and first-tier references, as defined above, are mandatory for use. All lower tier references shall be used for guidance only.

HQ-C-2-0059 UPDATING SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)

If, during the performance of this or any other contract, the contractor believes that any contract contains outdated or different versions of any specifications or standards, the contractor may request that all of its contracts be updated to include the current version of the applicable specification or standard. Updating shall not affect the form, fit or function of the deliverable item or increase the cost/price of the item to the Government. The contractor should submit update requests to the Procuring Contracting Officer with copies to the Administrative Contracting Officer and cognizant program office representative for approval. The contractor shall perform the contract in accordance with the existing specifications and standards until notified of approval/disapproval by the Procuring Contracting Officer. Any approved alternate specifications or standards will be incorporated into the contract.

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

CNIN-D-0004 MARKING FOR SHIPMENT

The Contractor shall mark all shipments under a resulting contract to include the following items:

Contract Number; Item Number; Lot Number (when applicable); Part Number; National Stock Number; Contractor Model Number; Serial Number; Packing Date; Attn: Kory Boyd, Code JXRT , Bldg.2390.

CLAUSES INCORPORATED BY FULL TEXT

CNIN-D-0005 PROHIBITED PACKING MATERIALS

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

CNIN-D-0006 INSTRUCTIONS FOR MARKING DISTRIBUTION STATEMENT

The Contractor shall comply with the instructions cited below for placement of the distribution statement associated with data. The applicable distribution statement is identified on each Contract Data Requirements List (DD Form 1423-1).

The distribution statement shall be displayed conspicuously on technical documents so as to be recognized readily by receipts. The distribution statement shall appear on each front cover and title page of a report. If the technical document does not have a cover or title page, the applicable distribution statement shall be stamped or typed on the front page in a conspicuous position.

HQ D-2-0004 IDENTIFICATION MARKING OF PARTS (NAVSEA) (NOV 1996)

Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

(1) Parts shall be marked in accordance with generally accepted commercial practice.

(2) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

HQ-D-2-0006 MARKING AND PACKING LIST(S) (NAVSEA) (NOV 1996)

(a) Marking. Shipments, shipping containers and palletized unit loads shall be marked in accordance with best commercial practice.
(b) Packing List(s). A packing list (DD Form 250 Material Inspection and Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items. Where assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.
(c) Master Packing List. In addition to the requirements in paragraph (b) above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.
(d) Part Identification. All items within the kit, set, installation hardware or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies--Fixed Price	AUG 1996
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

HQ E-1-0001 INSPECTION AND ACCEPTANCE LANGUAGE FOR DATA

Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	11-SEP-2012	85	NAVAL SURFACE WARFARE CENTER CRANE DIV JOE HUTCHINS BLDG 2390 CODE JXRQ 300 HIGHWAY 361 CRANE IN 812-854-5538 FOB: Destination	N00164
0002	First Lot 432 days after contract award. Subsequent lots 197 days after previuos lot acceptance.	See Individual Delivery Orders	NAVAL SURFACE WARFARE CENTER CRANE DIV KORY BOYD BLDG 2390 CODE JXMPL ACCT: 5, C/C:A P/C:Q, LAC:DQ 300 HIGHWAY 361 CRANE IN 47522-5001 812-854-2984 FOB: Destination	N00164
0003	First Lot 197 days after receipt of order. Subsequent lots 197 days after previous lot acceptance	See Individual Delivery Orders	(SAME AS PREVIOUS LOCATION) FOB: Destination	N00164
0004	To be determined (TBD) if necessary	TBD	TBD	N00164
0005	To be determined (TBD) if necessary	TBD	TBD	N00164
0006	IAW CDRLs (DD 1423s)	1	IAW CDRLs (DD 1423s)	N00164
0007	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

52.211-8 TIME OF DELIVERY (JUN 1997)

(a) The Government requires delivery to be made according to the following schedule:

REQUIRED DELIVERY SCHEDULE

MK 80 Signals

First Article Units are due 180 days after contract award. The Government will then have 45 days to test the First Article samples and 14 additional days to accept or reject the first articles. If the first articles are accepted, the contractor will then have 120 days to produce the first production lot and provide the lot acceptance sample to the Government. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the first lot to the Government.

For subsequent lots after the first production units, the contractor will have 120 days to produce the lot. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the lot to the Government. Production lots should consist of approximately 2500 units each month until total delivery order quantity is met.

MK 79 Signal Kit

The contractor will have 120 days to produce the first production lot and provide the lot acceptance sample to the Government. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the first lot to the Government. Production lots should consist of approximately 350 units each month until total delivery order quantity is met. MK 79 Production cannot start until the MK 80 First Article Signal is accepted by the government.

The Government will evaluate equally, as regards time of delivery, offers that propose delivery of each quantity within the applicable delivery period specified above. Offers that propose delivery that will not clearly fall within the applicable required delivery period specified above, will be considered nonresponsive and rejected. The Government reserves the right to award under either the required delivery schedule or the proposed delivery schedule, when an offeror offers an earlier delivery schedule than required above. If the offeror proposes no other delivery schedule, the required delivery schedule above will apply.

OFFEROR'S PROPOSED DELIVERY SCHEDULE

____

Within Days

After Date

Item No. Quantity of Contract

____________ ____________ ____________

____________ ____________ ____________

(b) Attention is directed to the Contract Award provision of the solicitation that provides that a written award or acceptance of offer mailed, or otherwise furnished to the successful offeror, results in a binding contract. The Government will mail or otherwise furnish to the offeror an award or notice of award not later than the day award is dated. Therefore, the offeror should compute the time available for performance beginning with the actual date of award, rather than the date the written notice of award is received from the Contracting Officer through the ordinary mails. However, the Government will evaluate an offer that proposes delivery based on the Contractor's date of receipt of the contract or notice of award by adding (1) five calendar days for delivery of the award through the ordinary mails, or (2) one working day if the solicitation states that the contract or notice of award will be transmitted electronically. (The term "working day" excludes weekends and U.S. Federal holidays.) If, as so computed, the offered delivery date is later than the required delivery date, the offer will be considered nonresponsive and rejected.

(End of clause)

CNIN-F-0003 RECEIVING FACILITY SCHEDULE

The contractor shall schedule deliveries under this contract to ensure arrival at destination only on Monday through Thursday (excluding holidays) between the hours of 7:00 A.M. and 2:00 P.M. Eastern Standard Time. The receiving facility is normally closed Friday, Saturday, and Sunday.

HQ-F-2-0004 DELIVERY LANGUAGE FOR F.O.B. DESTINATION

All supplies hereunder shall be delivered with all the transportation charges prepaid, in accordance with the clause hereof entitled "F.O.B. DESTINATION" (FAR 52.247-34).

The Contractor shall not ship directly to a military air or water port terminal without authorization by the cognizant Contract Administration Office.

Except when the Material Inspection and Receiving Report (MIRR) (DD 250) is used as an invoice, the Contractor shall enter unit prices on all MIRR copies. Contract line items shall be priced using actual prices, or if not available, estimated prices. When the price is estimated, an "E" shall be entered after the price.

All data to be furnished under this contract shall be delivered prepaid to destination(s) at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

CNIN-G-0001 SPECIAL PAYMENT/INVOICING INSTRUCTIONS

SPECIAL PAYMENT INSTRUCTIONS

Payment instructions will be detailed in each individual delivery order
Payment is not to be pro-rated.
ACRNs are to be paid in accordance with contractor's invoice.
Disburse ACRNs in the order shown: See individual delivery order

SPECIAL INVOICE/BILLING INSTRUCTIONS

Invoice/Billing instructions will be detailed in each individual delivery order –
The contract ACRN associated with each CLIN/SLIN shall be referenced on page 1 of the invoice by CLIN/SLIN.
CLIN 0001-0005: Invoice ACRNs in the order shown: See individual delivery order

CNIN-G-0007 PROMPT PAYMENT CONSTRUCTIVE ACCEPTANCE

The Prompt Payment Act referenced in 52.212-4(g)(2) or Paragraph FAR 52.232-25(a)(5)(i) of the Prompt Payment clause is hereby changed to:

For the sole purpose of computing an interest penalty that might be due the contractor, government acceptance shall be deemed to have occurred constructively on the 30th day after the contractor delivered the supplies or performed the services in accordance with the terms and conditions of the contract, unless there is a disagreement over quantity, quality, or contractor compliance with a contract provision.
Payment will be due the vendor in accordance with FAR 52.232-25(a)(1)
Due date.
(i) Except as indicated in paragraphs (a)(2) and (c) of this clause, the due date for making invoice payments by the designated payment office shall be the later of the following two events:
(A) The 30th day after the designated billing office receives a proper invoice from the Contractor (except as provided in paragraph (a)(1)(ii) of this clause).
(B) The 30th day after Government acceptance of supplies delivered or services performed. For a final invoice, when the payment amount is subject to contract settlement actions, acceptance is deemed to occur on the effective date of the contract settlement.
(ii) If the designated billing office fails to annotate the invoice with the actual date of receipt at the time of receipt, the invoice payment due date is the 30th day after the date of the Contractor's invoice; provided the designated billing office receives a proper invoice and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements.

CNIN-G-0013 CONTRACTOR PERFORMANCE ASSESSMENT RATING SYSTEM (CPARS) (JAN 2001)

(a) Pursuant to FAR 42.1502, this contract is subject to DoD's Contractor Performance Assessment System (CPARS). CPARS is an automated centralized information system accessible via the Internet that maintains reports of contractor performance for each contract. CPARS is located at http://www.cpars.navy.mil/. Further information on CPARS is available at that web-site.

(b) Under CPARS, the Government will conduct annual evaluations of the contractor's performance. The contractor has thirty (30) days after the Government's evaluation is completed to comment on the evaluation. The opportunity to review and comment is limited to this time period and will not be extended. Failure to review the report at this time will not prevent the Government from using the report.

(c) The contractor may request a meeting to discuss the CPAR. The meeting is to be requested via e-mail to the CPARS Program Manager no later than seven days following receipt of the CPAR. A meeting will then be held during the contractor's 30-day review period.

(d) The CPARS system requires the Government to assign the contractor a UserID and password in order to view and comment on the evaluation. Provide the name(s) of at least one individual (not more than three) that will be assigned as your Defense Contractor Representative for CPARS.

Name	Phone	E-mail Address (optional)
Eddie Viola	386-294-3634	evilola@bulovatech.com

CNIN-G-0014 PAYMENT STATUS INQUIRIES

Status of invoice payments can be obtained from the following web site:

http://www.dod.mil/dfas/contractorpay/myinvoice.html

The status of invoice payments can be obtained through the **MOCAS myInvoice (formerly New VPIS)** site listed on the above web site.

It is recommended that the vendor download the "myInvoice Report/Query Instructions", "Registration Instructions", and "myInvoice Status Code Document". You must then register before payment inquiries can be made.

Vendors will register on-line and will be granted access to the myInvoice system if their registration information matches their company information in the CCR, limiting vendors to a view of their own data as defined by their CAGE/DUNS/TIN combinations.

You may also contact one of the DFAS Paying Office Vendor Pay Customer Service Phone Numbers listed below:

DFAS Columbus (North, South, & West Entitlements)	1-800-756-4571
DFAS Charleston (now being paid by DFAS Cleveland	1-800-756-4571
DFAS Cleveland	1-800-756-4571
DFAS Dayton	1-800-756-4571

DFAS Denver	1-888-898-0887
DFAS Indianapolis	1-888-332-7366
DFAS Lawton (Seaside)	1-888-445-5154
DFAS Lexington	1-859-293-4344
DFAS Limestone	1-800-756-4571
DFAS Norfolk	1-800-209-1628
DFAS Oakland	1-800-731-8096
DFAS Omaha	1-800-756-4571
DFAS Orlando (Army)	1-800-950-9784
DFAS Orlando (Air Force)	1-800-756-4571
DFAS Pacific	1-888-222-6950
DFAS Pensacola	1-800-328-9371
DFAS Rock Island	1-888-332-7742
DFAS Rome	1-800-553-0527
DFAS San Antonio	1-888-478-5636
DFAS San Bernardino	1-800-756-4571
DFAS San Diego	1-800-731-8096
DFAS St. Louis	1-877-782-5680

To determine which system to use or which payment office to call see the following blocks of your contract document for payment offices designation:

Document	Block
SF 26 Award/Contract	12
SF 33 Award/Contract	25
SF 1449 Solicitation/Contract/Order for Commercial Items	18a
DD1155 Order for Supplies or Services	15

HQ-G-2-0002 CONTRACT ADMINISTRATION DATA LANGUAGE

Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF26 or SF33 as applicable.

____

____

HQ-G-2-0004 PURCHASING OFFICE REPRESENTATIVE LANGUAGE

PURCHASING OFFICE REPRESENTATIVE:

COMMANDING OFFICER
ATTN: Ken Swindell, CODE CXMPXK, BLDG 64
NAVAL SURFACE WARFARE CENTER, CRANE DIVISION
300 HIGHWAY 361
CRANE IN 47522-5000

Telephone No. 812-854-8733

HQ G-2-0007 INVOICE INSTRUCTIONS (NAVSEA) (APR 2011)

(a) In accordance with the clause of this contract entitled "ELECTRONIC SUBMISSION OF PAYMENT REQUESTS" (DFARS 252.232-7003); the Naval Sea Systems Command (NAVSEA) will utilize the DoD Wide Area Workflow Receipt and Acceptance (WAWF) system to accept supplies/services delivered under this contract. The web-based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices may no longer be accepted for payment.

(b) It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at https://wawftraining.eb.mil. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor documentation is available under Resources at http://wawftraining.com.

(c) The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB point of contact will self-register under the company's CAGE code on WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register under the company's CAGE code at https://wawf.eb.mil.

(d) The contractor shall use the following document types, DODAAC codes and inspection and acceptance locations when submitting invoices in WAWF.

Type of Document(s) (contracting officer check all that applies)

___ Invoice (FFP Supply & Service)

_X_ Invoice and Receiving Report Combo (FFP Supply)

___ Cost Voucher (Cost Reimbursable, T&M, LH, or FPI)

___ Receiving Report (FFP, DD250 Only)

DODAAC Codes and Inspection and Acceptance Locations (contracting officer complete appropriate information as applicable)

Issue DODAAC	N00164
Admin DODAAC	S1109A
Pay Office DODAAC	HQ0338
Inspector DODAAC	
Service Acceptor DODAAC	N/A
Service Approver DODAAC	N/A
Ship To DODAAC	N00164

DCAA Auditor DODAAC	________________
LPO DODAAC	________________
Inspection Location	Destination N00164
Acceptance Location	Destination N00164

Attachments created in any Microsoft Office product may be attached to the WAWF invoice, e.g., backup documentation, timesheets, etc. Maximum limit for size of each file is 2 megabytes. Maximum limit for size of files per invoice is 5 megabytes.

(e) The Contractor agrees to segregate costs incurred under this task order at the lowest level of performance, either task or subtask, rather than on a total task order basis, and to submit invoices reflecting costs incurred at that level. Supporting documentation in WAWF for invoices shall include summaries of work charged during the period covered as well as overall cumulative summaries by individual labor categories, rates and hours (both straight time and overtime) invoiced; as well as, a cost breakdown of ODCs (materials and travel), by line item task or subtask. Subcontractors are also required to provide labor categories, rates, and hours (both straight time and overtime) invoice; as well as, a cost breakdown of ODCs, materials, and travel invoiced. Supporting documentation may be encrypted before submission to the prime contractor for WAWF invoice submittal. Subcontractors may email encryption code information directly to the Contracting Officer and Contracting Officer Representative. Should the subcontractor lack encryption capability, the subcontractor may also email detailed supporting cost information directly to the Contracting Officer and Contracting officer Representative; or other method s agreed to by the Contracting Officer.

(f) Before closing out of an invoice session in WAWF, but after submitting the document(s), you will be prompted to send additional email notifications. Click on "Send More Email Notification" and add the acceptor/receiver email addresses noted below in the first email address block, and add any other additional email addresses desired in the following blocks. This additional notification to the government is important to ensure that the acceptor/receiver is aware that the invoice documents have been submitted to WAWF.

Send Additional Email Notification To: sondra.laughlin@navy.mil

(g) The contractor shall submit invoices/cost vouchers for payment per contract terms and the government shall process invoices/cost vouchers for payment per contract terms. Contractors approved by DCAA for direct billing will submit cost vouchers directly to DFAS via WAWF. Final voucher submission will be approved by the ACO.

(h) If you have any questions regarding WAWF, please contact the WAWF helpdesk at the above 1-866 number.

(End of Text)

Applicable to all procurements except ship design and construction procurements.

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

(1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

(2) National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

CLAUSES INCORPORATED BY FULL TEXT

5252.239-9605 TECHNOLOGY IMPROVEMENTS (OCT 1991)

After contract award, the Government may solicit, and the Contractor is encouraged to propose independently, technology improvements to the equipment, software specifications, or other requirements of the contract. These improvements may be proposed to save money, to improve performance, to save energy or for any other purpose which presents a technological advantage to the Government. As part of the proposed changes, the Contractor shall submit a price proposal to the Contracting Officer for evaluation. Those proposed technology improvements that are acceptable to the Government will be processed as modifications to the contract.

As a minimum, the following information shall be submitted by the Contractor with each proposal:

A description of the difference between the existing contract requirement and the proposed change, and the comparative advantages and disadvantages of each;

Itemized requirements of the contract which must be changed if the proposal is adopted, and the proposed
revision to the contract for each such change;

An estimate of the changes in performance and cost, if any, that will result from adoption of the proposal;

An evaluation of the effects the proposed changes would have on collateral costs to the Government, such as Government-furnished property costs, costs of related items, and costs of maintenance, operation and conversion (including Government application software); and

A statement of the time by which the contract modification adopting the proposal must be issued so as to obtain the maximum benefits of the changes during the remainder of this contract including supporting rationale; and

Any effect on the contract completion time or delivery schedule shall be identified.

The Government reserves the right to require a rerun of selected portions of the live test demonstration to verify the proposed improvement, at no additional charge to the Government.

The Government will not be liable for proposal preparation costs or any delay in acting upon any proposal
submitted pursuant to this clause. The Contractor has the right to withdraw, in whole or in part, any proposal not accepted by the Government within the period specified in the proposal. The decision of the Contracting Officer as to the acceptance of any such proposal under this contract is final and not subject to the "Disputes" Clause of this contract.

The Contracting Officer may accept any proposal submitted pursuant to this clause by giving the Contractor written notice thereof. This written notice will be given by issuance of a modification to this contract. Unless and until a modification is executed to incorporate a proposal under this contract, the Contractor shall remain obligated to perform in accordance with the requirements, terms and conditions of the existing contract.

If a proposal submitted pursuant to this clause is accepted and applied to this contract, the equitable adjustment increasing or decreasing the contract price shall be in accordance with the procedures of the "Changes" clause. The resulting contract modification will state that it is made pursuant to this clause.
(End of clause)

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.203-14	Display of Hotline Poster(s)	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUL 2010
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	JAN 2011
52.210-1	Market Research	APR 2011
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 2010
52.219-4 Alt I	Notice of Price Evaluation preference for HUBZone Small Business Concerns (JAN 2011) Alternate I	JAN 2011
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9	Small Business Subcontracting Plan	JAN 2011
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2009
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	JUL 2010
52.222-20	Walsh-Healey Public Contracts Act	OCT 2010
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.223-18	Contractor Policy to Ban Text Messaging While Driving	SEP 2010
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-14	Rights in Data--General	DEC 2007
52.227-16	Additional Data Requirements	JUN 1987

52.229-3	Federal, State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232-17	Interest	OCT 2010
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.244-2	Subcontracts	OCT 2010
52.248-1	Value Engineering	OCT 2010
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	JAN 2009
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	OCT 2010
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.222-7999 (Dev)	Additional Requirements and Responsibilities Restricting the Use of Mandatory Arbitration Agreements (Deviation)	FEB 2010
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JAN 2009
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	OCT 2010
252.225-7009	Restriction on Acquisition of Certain Articles Containing Speciaity Metals	JAN 2011
252.225-7012	Preference For Certain Domestic Commodities	JUN 2010
252.225-7013	Duty-Free Entry	DEC 2009
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	DEC 2010
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	MAR 2011
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7022	Government Rights (Unlimited)	MAR 1979
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	MAR 2011

252.227-7026	Deferred Delivery Of Technical Data Or Computer Software	APR 1988
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.233-7001	Choice of Law (Overseas)	JUN 1997
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	NOV 2010
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002

CLAUSES INCORPORATED BY FULL TEXT

52.209-4 FIRST ARTICLE APPROVAL--GOVERNMENT TESTING (SEP 1989) - ALTERNATE I (JAN 1997)

(a) The Contractor shall deliver 85 unit(s) of Lot/Item CLIN 0001 within 180 calendar days from the date of this contract to the Government at NSWC, CRANE DIV., 300 Highway 361, Crane IN 47522-5001 for first article tests. The shipping documentation shall contain this contract number and the Lot/Item identification. The characteristics that the first article must meet and the testing requirements are specified elsewhere in this contract.

(b) Within 59 calendar days after the Government receives the first article, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall submit an additional first article for testing. After each request, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall furnish any additional first article to the Government under the terms and conditions and within the time specified by the Government. The Government shall act on this first article within the time limit specified in paragraph (b) of this clause. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, the Contractor--

(1) May deliver the approved first article as a part of the contract quantity, provided it meets all contract requirements for acceptance and was not consumed or destroyed in testing; and

(2) Shall remove and dispose of any first article from the Government test facility at the Contractor's expense.

(f) If the Government does not act within the time specified in paragraphs (b) or (c) of this clause, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the Changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) The Contractor is responsible for providing operating and maintenance instructions, spare parts support, and repair of the first article during any first article test.

(h) Before first article approval, the acquisition of materials or components for, or the commencement of production of, the balance of the contract quantity is at the sole risk of the Contractor. Before first article approval, the costs thereof shall not be allocable to this contract for (1) progress payments, or (2) termination settlements if the contract is terminated for the convenience of the Government.

(i) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the Offeror/Contractor and have been accepted by the Government. The Offeror/Contractor may request a waiver.

(j) The Contractor shall produce both the first article and the production quantity at the same facility.
(End of clause)

52.216-18 ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the date of contract award through 5 years from contract award .

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 3201 units for the MK 80 Signal (CLIN 0002), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 100,000 units for the MK 80 (CLIN 0002) or 15,000 units for the MK 79 (CLIN 0003).

(2) Any order for a combination of items in excess of 115,000 units; or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 7 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 52 weeks after contract ordering period expires.

(End of clause)

52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)

(a) "Hazardous material", as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (If none, insert "None")	Identification No.

____________________ ____________________

____________________ ____________________

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--

(i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii) Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

(End of clause)

52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

"WARNING: Contains (or manufactured with, if applicable), a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere."---------------------------

The Contractor shall insert the name of the substance(s).

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DFARS (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)

252.204-7006 BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall--

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

(End of clause)

252.223-7001 HAZARD WARNING LABELS (DEC 1991)

(a) "Hazardous material," as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.

(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:

(1) Federal Insecticide, Fungicide and Rodenticide Act;

(2) Federal Food, Drug and Cosmetics Act;

(3) Consumer Product Safety Act;

(4) Federal Hazardous Substances Act; or

(5) Federal Alcohol Administration Act.

(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert "None.")	ACT
____________________	____________________
____________________	____________________

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

(End of clause)

252.223-7003 CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES (DEC 1991)

(a) The Offeror shall identify, in the "Place of Performance" provision of this solicitation, the place of performance of all ammunition and explosives work covered by the Safety Precautions for Ammunition and Explosives clause of this solicitation. Failure to furnish this information with the offer may result in rejection of the offer.

(b) The Offeror agrees not to change the place of performance of any portion of the offer covered by the Safety Precautions for Ammunition and Explosives clause contained in this solicitation after the date set for receipt of offers without the written approval of the Contracting Officer. The Contracting Officer shall grant approval only if there is enough time for the Government to perform the necessary safety reviews on the new proposed place of performance.

(c) If a contract results from this offer, the Contractor agrees not to change any place of performance previously cited without the advance written approval of the Contracting Officer.

(End of clause)

252.223-7007 SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES (SEP 1999)

(a) Definition.

"Arms, ammunition, and explosives (AA&E)," as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

(b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract:

MK 80 Signal & MK 79 Signal Kit NSN 1370 Sensitivity Category IV

(c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

(d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

(e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

(f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier--

(1) For the development, production, manufacture, or purchase of AA&E; or

(2) When AA&E will be provided to the subcontractor as Government-furnished property.

(g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

(End of clause)

5252.223-9000 DoN ADDITIONAL SAFETY REQUIREMENTS APPLICABLE TO SPECIFIED GOVERNMENT FURNISHED AMMUNITION AND EXPLOSIVES (NMCARS) (OCT 1997)

The following additional safety requirements apply to Government Furnished Material (GFM) Ammunition and Explosives (A&E) containing nitrocellulose-based propellants and/or nitrate ester-based materials (such as nitroglycerin,) or such other similar A&E provided as GFM and designated by the Contracting Officer which have a tendency to become chemically unstable over time:

(a) The Contractor shall maintain inventory control records of potentially unstable GFM A&E by National Stock Number (NSN) or part number, lot number, nomenclature, storage location, quantity and date of receipt.

(b) The Contractor shall comply with any Government notice concerning any restrictions, suspensions and limitations imposed by the cognizant Government component on GFM A&E to ensure that the materials are safe for continued storage.

(c) Upon receipt of a notice from the Government of reclassification actions taken by the Government that render GFM A&E unserviceable, suspended or restricted, the Contractor shall immediately follow the instructions contained within the notice.

(d) When directed by the Government, the Contractor shall ship samples of GFM A&E in its possession to the Government testing facilities. GFM A&E samples will be shipped with the Contract Number, NSN or part number, lot number, nomenclature and quantity clearly marked on the Bill of Lading. Failure to comply may result in rejection and/or disposal of the material at the destination at the expense of the Contractor. Any costs associated with the rejection and/or disposal of non-compliant or unauthorized shipments shall be borne by the Contractor.

(e) Within 30 days of completion or termination of the contract, the Contractor shall request disposition instructions from the Contracting Officer for any residual, unserviceable, suspended or restricted GFM A&E. The Contracting Officer shall provide disposition instructions to the Contractor not later than 90 days after they are requested.

(f) If disposition instructions direct shipment to a Government disposal or storage activity, the Contractor shall obtain verification of the contents and marking by the contract administration office Quality Assurance Representative prior to shipment. Additionally, the Contractor shall notify the receiving activity 30 days prior to shipment and provide a detailed list of GFM A&E being returned. Returned materials will be shipped with the Contract Number, NSN or part number, lot number, nomenclature and quantity clearly marked. Failure to comply may result in rejection and/or disposal of the material at the destination at the expense of the Contractor. Any costs associated with the rejection and/or disposal of non-compliant or unauthorized shipments shall be borne by the Contractor.

(g) If the Contractor has the capability to dispose of these materials at its facility and has been instructed to do so through disposition instructions, the Contractor shall provide written notice to the Contracting Officer identifying the materials it is disposing of by the Contract Number, NSN or part number, lot number, nomenclature and quantity, and the date the disposition of the materials was accomplished.

(h) If direction issued under the clause causes an increase in the cost of performance under this contract, the Contracting Officer shall make an equitable adjustment in the contract price.

(End of clause)

CNIN-I-0002 HAZARDOUS MATERIALS

(a) Packaging, Packing, Marking and Labeling Hazardous materials to be shipped by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129 and all applicable government and carrier regulations in effect at time of shipment.

(b) In the event of a conflict between specific requirements in the contract or order and existing applicable regulations, the regulations take precedence. Under no circumstances shall the contractor knowingly use materials, markings or procedures which are not in accordance with laws and regulations applicable to the mode of transportation employed.

TYPE OF SHIPMENT	APPLICABLE REGULATIONS
1. Domestic	A
2. Domestic Air Commercial	A, B, C
3. Domestic Air Military	A, F
*4. Export Surface	A, E, G
*5. Export Air Commercial	A, D, G
*6. Export Air Military (MAC)	F, G

LIST OF REGULATIONS

A. Code of Federal Regulations Title: 49 Transportation Parts 100-199

B. Official Air Transport Restricted Articles Tariff No. 6-D C.A.B. 82

C. Official Air Transport Restricted Articles Circular No. 6-D
D. International Air Transport Association Restricted Articles Regulations
E. International Maritime Dangerous Goods Code
F. Air Force Regulation 71-4 Preparation of Hazardous Materials for Military Shipment
*G. Export shipments are also subject to the domestic regulations indicated to the port of embarkation.

CNIN-I-0003 SAFEGUARDING ARMS, AMMUNITION AND EXPLOSIVES

NOTE: Supplies procured under this contract are identified as sensitive material, Category IV and shall be transported in accordance with the requirements of DOD 5100.76-M, "Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives".

CNIN-I-0004 PHYSICAL SECURITY OF CONTRACTOR'S FACILITIES

The contractor agrees to maintain his facilities in accordance with the applicable requirements of Department of Defense Instruction 4145.26M as referenced in DFARS 252.223-7002. Supplies procured under this contract are identified as sensitive material (Category IV) under DOD 5100.76-M (Physical Security of Sensitive Conventional Arms, Ammunition and Explosives at contractor facilities), requiring physical security and transportation in accordance with DOD 5100.76-M.

CNIN-I-0008 PHYSICAL SECURITY OF SENSITIVE CONVENTIONAL ARMS, AMMUNITION AND EXPLOSIVES AT CONTRACTOR FACILITIES, DoD 5100.76-M

a. The contractor shall comply with the applicable requirements of Appendix 2 of DoD 5100.76-M for the following AA&E items:

Category	Title	P/N or NSN
IV	MK 80 – Signal Hand Fired - Red	1370-01-216-3243
IV	MK 79 – Signal Kit - Red	1370-01-230-3974

b. The contractor shall allow representatives of the Defense Security Service (DSS) access, at all reasonable times, into its facilities for purpose of reviewing the contractor's facilities' compliance with the physical security requirements applicable to this contract.
c. The contractor shall insert this clause including this paragraph (c) wih appropriate changes in the designation of the parties, in all subcontractors herunder which involve arms, ammunition and explosives (AA&E) as defined in DoD 5100.76-M.

Section J - List of Documents, Exhibits and Other Attachments

EXHIBIT/ATTACHMENT CONTENTS

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	Contract Data Requirements List (CDRL) A001 – Ammunition Data Card – Ammunition and Explosive Technical Data	1	05AUG2011
	CDRL A002 – Management Plan SPC	1	05AUG2011
	CDRL A003 – Management Plan Quality Program Plan	1	05AUG2011
	CDRL A004 – Engineering Change Proposal (ECP)	1	05AUG2011
	CDRL A005 – Request for Deviation	1	05AUG2011
	CDRL A006 – Critical Safety Item, Characteristic and Critical Defect Report	1	05AUG2011
	CDRL A007 – Failure Analysis and Corrective Action Report	1	05AUG2011
Attachment 1	Supplemental Quality Assurance Provisions	7	JAN2010
Attachment 2	Quality Assurance Provisions	14	MAR2010
Attachment 3	ADL 53711-6136000H – Signal hand Fired – Red – MK 80 – NSN – 1370-01-216-3243. In addition to 9 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	9	18FEB2011
Attachment 4	ADL 53711-6136004H – Signal Kit – Red – MK 79 – NSN – 1370-01-230-3974. In addition to 5 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	5	18 FEB 2011
Attachment 5	ADL 10001-2112951L – Projector Signal Surface – MK 31 – NSN – 1370-01-123-4745. In addition to 6 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	6	18 FEB 2011